UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 20, 2026

AMERICAN HONDA FINANCE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

California	001-36111	95-3472715
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1919 Torrance Blvd., Torrance, California	90501
(Address of Principal Executive Offices)	(Zip Code)

(310) 972-2288

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol(s)	Name of each exchange on which registered
0.750% Medium-Term Notes, Series A Due November 25, 2026	HMC/26A	New York Stock Exchange
3.500% Medium-Term Notes, Series A Due April 24, 2026	HMC/26F	New York Stock Exchange
Floating Rate Medium-Term Notes, Series A Due April 29, 2026	HMC/26G	New York Stock Exchange
Floating Rate Medium-Term Notes, Series A Due May 29, 2026	HMC/26I	New York Stock Exchange
1.500% Medium-Term Notes, Series A Due October 19, 2027	HMC/27A	New York Stock Exchange
3.750% Medium-Term Notes, Series A Due October 25, 2027	HMC/27B	New York Stock Exchange
Floating Rate Medium-Term Notes, Series A Due May 28, 2027	HMC/27F	New York Stock Exchange
0.300% Medium-Term Notes, Series A Due July 7, 2028	HMC/28A	New York Stock Exchange
2.850% Medium-Term Notes, Series A Due June 27, 2028	HMC/28G	New York Stock Exchange
3.300% Medium-Term Notes, Series A Due March 21, 2029	HMC/29C	New York Stock Exchange
5.600% Medium-Term Notes, Series A Due September 6, 2030	HMC/30A	New York Stock Exchange
3.650% Medium-Term Notes, Series A Due April 23, 2031	HMC/31B	New York Stock Exchange
3.500% Medium-Term Notes, Series A Due June 27, 2031	HMC/31D	New York Stock Exchange
5.050% Medium-Term Notes, Series A Due August 20, 2031	HMC/31E	New York Stock Exchange
3.950% Medium-Term Notes, Series A Due March 19, 2032	HMC/32	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act: ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 20, 2026, American Honda Finance Corporation (“AHFC”) entered into the following credit agreements:

•

364-Day Credit Agreement (the “364-Day Credit Agreement”), among AHFC, as the borrower, the lenders from time to time party thereto, MUFG Bank, Ltd., as administrative agent and auction agent, JPMorgan Chase Bank, N.A., as syndication agent, Bank of America, N.A., Barclays Bank PLC, BNP Paribas, Citibank, N.A. and Mizuho Bank, Ltd., as documentation agents, and MUFG Bank, Ltd., JPMorgan Chase Bank, N.A., Barclays Bank PLC, BNP Paribas Securities Corp., BofA Securities, Inc., Citibank, N.A. and Mizuho Bank, Ltd., as joint lead arrangers and joint bookrunners, pursuant to which the lenders have committed to provide AHFC with a $2,833,333,333.34 364-day unsecured revolving credit facility that will expire on February 19, 2027, unless extended in accordance with the terms of the 364-Day Credit Agreement.

•

Three-Year Credit Agreement (the “Three-Year Credit Agreement”), among AHFC, as the borrower, the lenders from time to time party thereto, MUFG Bank, Ltd., as administrative agent and auction agent, JPMorgan Chase Bank, N.A., as syndication agent, Bank of America, N.A., Barclays Bank PLC, BNP Paribas, Citibank, N.A. and Mizuho Bank, Ltd., as documentation agents, and MUFG Bank, Ltd., JPMorgan Chase Bank, N.A., Barclays Bank PLC, BNP Paribas Securities Corp., BofA Securities, Inc., Citibank, N.A. and Mizuho Bank, Ltd., as joint lead arrangers and joint bookrunners, pursuant to which the lenders have committed to provide AHFC with a $2,833,333,333.33 three-year unsecured revolving credit facility that will expire on February 20, 2029, unless extended in accordance with the terms of the Three-Year Credit Agreement.

•

Five-Year Credit Agreement (the “Five-Year Credit Agreement” and, together with the 364-Day Credit Agreement and the Three-Year Credit Agreement, the “Credit Agreements”), among AHFC, as the borrower, the lenders from time to time party thereto, MUFG Bank, Ltd., as administrative agent and auction agent, JPMorgan Chase Bank, N.A., as syndication agent, Bank of America, N.A., Barclays Bank PLC, BNP Paribas, Citibank, N.A. and Mizuho Bank, Ltd., as documentation agents, and MUFG Bank, Ltd., JPMorgan Chase Bank, N.A., Barclays Bank PLC, BNP Paribas Securities Corp., BofA Securities, Inc., Citibank, N.A. and Mizuho Bank, Ltd., as joint lead arrangers and joint bookrunners, pursuant to which the lenders have committed to provide AHFC with a $2,833,333,333.33 five-year unsecured revolving credit facility that will expire on February 20, 2031, unless extended in accordance with the terms of the Five-Year Credit Agreement.

The 364-Day Credit Agreement provides that AHFC may borrow up to $2,833,333,333.34 on a 364-day revolving basis, the Three-Year Credit Agreement provides that AHFC may borrow up to $2,833,333,333.33 on a three-year revolving basis, and the Five-Year Credit Agreement provides that AHFC may borrow up to $2,833,333,333.33 on a five-year revolving basis, each for general corporate purposes. Outstanding borrowings under the Credit Agreements bear interest, at AHFC’s option, based on a base rate or a SOFR-based rate determined by reference to either a forward-looking term secured overnight financing rate for the applicable tenor (“Term SOFR”) or the secured overnight financing rate calculated on a daily simple basis (“Daily Simple SOFR”), plus, in each case, an applicable margin that varies based on AHFC’s credit rating for its senior unsecured debt. The base rate under the Credit Agreements is the highest of (i) the federal funds rate plus 0.50%, (ii) the Wall Street Journal Prime Rate (as such term is defined in the Credit Agreements), and (iii) Term SOFR for a one-month tenor plus 1.00%. The Credit Agreements provide benchmark transition and replacement mechanics for Term SOFR and Daily Simple SOFR. The base rate and each SOFR-based rate are subject to a floor of 0.00%. On the date of this filing, no amounts were drawn upon under the Credit Agreements.

The Credit Agreements contain customary conditions to borrowing and customary restrictive covenants, including limitations on liens and limitations on mergers and consolidations and asset sales. The Credit Agreements also require AHFC to maintain a positive consolidated tangible net worth. The Credit Agreements, in addition to other customary events of default, include cross-default provisions and provisions for default if Honda Motor Co., Ltd., an indirect parent of AHFC (“HMC”), does not maintain ownership, whether directly or indirectly, of at least 80% of the outstanding capital stock of AHFC. In addition, the Credit Agreements contain provisions for default related to certain circumstances regarding the Keep Well Agreement, dated as of September 9, 2005 (the “Keep Well Agreement”), between HMC and AHFC, including if HMC’s obligations under the Keep Well Agreement become invalid, voidable, or unenforceable. All of these conditions, covenants and events of default are subject to important limitations and exceptions under the Credit Agreements.

The Credit Agreements replace the Existing Credit Agreements (as defined below) on substantially similar terms other than, among other things, the following:

•

the increase of the aggregate commitments to $8,500,000,000 across the 364-day unsecured revolving credit facility, the three-year unsecured revolving credit facility and the five-year unsecured revolving credit facility, with commitments of $2,833,333,333.34, $2,833,333,333.33 and $2,833,333,333.33, respectively;

•

the extension of the scheduled commitment termination dates under the 364-day unsecured revolving credit facility, the three-year unsecured revolving credit facility and the five-year unsecured revolving credit facility to February 19, 2027, February 20, 2029 and February 20, 2031, respectively; and

•

changes in interest rate calculations, including the addition of Daily Simple SOFR, along with Term SOFR, as a means of determining the adjusted interest rate benchmark for outstanding borrowings under the Credit Agreements, and related benchmark transition/replacement provisions.

Certain of the lenders party to the Credit Agreements and/or their respective affiliates, have performed, and may in the future perform, commercial banking, investment banking, underwriting and other financial advisory services for AHFC and its affiliates, for which they have received, and will receive, customary fees and expenses.

The foregoing description of the Credit Agreements does not purport to be complete and is qualified in its entirety by reference to the complete text of each such Credit Agreement. Copies of the 364-Day Credit Agreement, the Three-Year Credit Agreement and the Five-Year Credit Agreement are included in this Current Report on Form 8-K as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

The Credit Agreements replace AHFC’s (i) $3,500,000,000 364-Day Credit Agreement, dated as of February 25, 2022 (as amended, the “Existing 364-Day Credit Agreement”), among AHFC, as the borrower, the lenders party thereto, MUFG Bank, Ltd., as administrative agent and auction agent, JPMorgan Chase Bank, N.A., as syndication agent, Bank of America, N.A., Barclays Bank PLC, BNP Paribas, Citibank, N.A. and Mizuho Bank, Ltd., as documentation agents, and MUFG Bank, Ltd., JPMorgan Chase Bank, N.A., Barclays Bank PLC, BNP Paribas Securities Corp., BofA Securities, Inc., Citibank, N.A. and Mizuho Bank, Ltd., as joint lead arrangers and joint bookrunners, (ii) $2,100,000,000 Three-Year Credit Agreement, dated as of February 25, 2022 (as amended, the “Existing Three-Year Credit Agreement”), among AHFC, as the borrower, the lenders party thereto, MUFG Bank, Ltd., as administrative agent and auction agent, JPMorgan Chase Bank, N.A., as syndication agent, Bank of America, N.A., Barclays Bank PLC, BNP Paribas, Citibank, N.A. and Mizuho Bank, Ltd., as documentation agents, and MUFG Bank, Ltd., JPMorgan Chase Bank, N.A., Barclays Bank PLC, BNP Paribas Securities Corp., BofA Securities, Inc., Citibank, N.A. and Mizuho Bank, Ltd., as joint lead arrangers and joint bookrunners, and (iii) $1,400,000,000 Five-Year Credit Agreement, dated as of February 25, 2022 (as amended, the “Existing Five-Year Credit Agreement” and, together with the Existing 364-Day Credit Agreement and the Existing Three-Year Credit Agreement, the “Existing Credit Agreements”), among AHFC, as the borrower, the lenders party thereto, MUFG Bank, Ltd., as administrative agent and auction agent, JPMorgan Chase Bank, N.A., as syndication agent, Bank of America, N.A., Barclays Bank PLC, BNP Paribas, Citibank, N.A. and Mizuho Bank, Ltd., as documentation agents, and MUFG Bank, Ltd., JPMorgan Chase Bank, N.A., Barclays Bank PLC, BNP Paribas Securities Corp., BofA Securities, Inc., Citibank, N.A. and Mizuho Bank, Ltd., as joint lead arrangers and joint bookrunners. The Existing 364-Day Credit Agreement, the Existing Three-Year Credit Agreement and the Existing Five-Year Credit Agreement were scheduled to terminate on February 20, 2026, February 25, 2026 and February 26, 2026, respectively.

No amounts were outstanding or repaid under the Existing Credit Agreements in connection with their termination or expiration, as applicable, on February 20, 2026. In addition, AHFC did not incur any termination penalties in connection with the early termination of the Existing Credit Agreements.

Certain of the lenders party to the Existing Credit Agreements and/or their respective affiliates have performed, and may in the future perform, commercial banking, investment banking, underwriting and other financial advisory services for AHFC and its affiliates, for which they have received, and will receive, customary fees and expenses.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference in its entirety in this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

10.1	364-Day Credit Agreement, dated as of February 20, 2026, among AHFC, as the borrower, the lenders from time to time party thereto, MUFG Bank, Ltd., as administrative agent and auction agent, JPMorgan Chase Bank, N.A., as syndication agent, Bank of America, N.A., Barclays Bank PLC, BNP Paribas, Citibank, N.A. and Mizuho Bank, Ltd., as documentation agents, and MUFG Bank, Ltd., JPMorgan Chase Bank, N.A., Barclays Bank PLC, BNP Paribas Securities Corp., BofA Securities, Inc., Citibank, N.A. and Mizuho Bank, Ltd., as joint lead arrangers and joint bookrunners.

Exhibit No.	Description

10.2	Three-Year Credit Agreement, dated as of February 20, 2026, among AHFC, as the borrower, the lenders from time to time party thereto, MUFG Bank, Ltd., as administrative agent and auction agent, JPMorgan Chase Bank, N.A., as syndication agent, Bank of America, N.A., Barclays Bank PLC, BNP Paribas, Citibank, N.A. and Mizuho Bank, Ltd., as documentation agents, and MUFG Bank, Ltd., JPMorgan Chase Bank, N.A., Barclays Bank PLC, BNP Paribas Securities Corp., BofA Securities, Inc., Citibank, N.A. and Mizuho Bank, Ltd., as joint lead arrangers and joint bookrunners.

10.3	Five-Year Credit Agreement, dated as of February 20, 2026, among AHFC, as the borrower, the lenders from time to time party thereto, MUFG Bank, Ltd., as administrative agent and auction agent, JPMorgan Chase Bank, N.A., as syndication agent, Bank of America, N.A., Barclays Bank PLC, BNP Paribas, Citibank, N.A. and Mizuho Bank, Ltd., as documentation agents, and MUFG Bank, Ltd., JPMorgan Chase Bank, N.A., Barclays Bank PLC, BNP Paribas Securities Corp., BofA Securities, Inc., Citibank, N.A. and Mizuho Bank, Ltd., as joint lead arrangers and joint bookrunners.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN HONDA FINANCE CORPORATION

Date: February 24, 2026	By:	/s/ Paul C. Honda
Paul C. Honda
Vice President and Treasurer

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